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                                                                      EXHIBIT 24
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                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENT, that each of the undersigned Directors of Rubbermaid Incorporated (the "Registrant"), a corporation organized and existing under the laws of the State of Ohio, hereby constitute and appoint Wolfgang R. Schmitt, George C. Weigand and James A. Morgan, and each of them a true and lawful attorney-in-fact in their name, place and stead with full power of substitution, to sign, in their name as a Director of the Registrant, the Registrant's Form 10-K Report for the fiscal year ended December 31, 1996, which will be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto.

/s/ Tom H. Barrett                            /s/ William D. Marohn
--------------------------------              ---------------------------------
Tom H. Barrett, Director                      William D. Marohn, Director

Date:  February 28, 1997                      Date:  February 28, 1997
       -------------------------                     -----------------


/s/ Charles A. Carroll                        /s/ Steven A. Minter
--------------------------------              ---------------------------------
Charles A. Carroll, Director                  Steven A. Minter, Director

Date:  February 28, 1997                      Date:  February 28, 1997
       -------------------------                     --------------------------


/s/ Robert O. Ebert                           /s/ Jan Nicholson
--------------------------------              ---------------------------------
Robert O. Ebert, Director                     Jan Nicholson, Director

Date:  February 28, 1997                      Date:  February 28, 1997
       -------------------------                     --------------------------


/s/ Robert M. Gerrity                         /s/ Paul G. Schloemer
--------------------------------              ---------------------------------
Robert M. Gerrity, Director                   Paul G. Schloemer, Director

Date:  February 28, 1997                      Date:  February 28, 1997
       -------------------------                     --------------------------


/s/ Karen N. Horn                             /s/ Gordon R. Sullivan
--------------------------------              ---------------------------------
Karen N. Horn, Director                       Gordon R. Sullivan, Director

Date:  February 28, 1997                      Date:  February 28, 1997
       -------------------------                     --------------------------